UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2023
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 1 212 516 1300
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
                                         Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2023, Mr. Wayne Lee’s consulting agreement with the Company expired. Mr. Lee was serving as the Chief Financial Officer of the Company pursuant to a six month consulting agreement that was extended by mutual agreement for an additional month.
Effective March 31, 2023, the Company designated Ms. Lijun Qi, 53, Finance Director, to act as principal accounting officer while the search for a Chief Financial Officer is performed. Ms. Qi is a Certified Public Accountant and has more than 20 years of continuous hands-on financial reporting and technical accounting experience with U.S. listed companies. Ms. Qi has been with the Company since December 2016 as its Finance Director.
Prior to Travelzoo, Ms. Qi worked for IvenSense, Inc. as Director, Financial Reporting and Technical Accounting from September 2014 and Meru Networks, Inc. as Senior Manager, Financial Reporting, Technical Accounting and SOX Compliance from October 2010. Ms. Qi has a Master of Science in accounting from Widener University and a Bachelor of Arts from Shenyang University.
There are no family relationships between Ms. Qi and any of the officers or directors of the Company.
There are no related party transactions with Ms. Qi that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	April 5, 2023	By:	/s/ Christina Sindoni Ciocca
Christina Sindoni Ciocca General Counsel and Head of Global Functions